SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: June 22, 2004
---------------------------------
(Date of earliest event reported)

              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

          Delaware                     333-97955-09              13-3320910
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(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)

                11 Madison Avenue, New York, New York 10010-3629
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                      Address of Principal Executive Office

       Registrant's telephone number, including area code: (212) 325-2000

Item 5. Other Events.

            On June 11, 2004, Credit Suisse First Boston Mortgage Securities Corp. (the "Registrant") issued the Commercial Mortgage Pass-Through Certificates, Series 2004-C2 in twenty-two classes (the "Certificates"). The Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates, with an aggregate principal balance of $655,996,000, were sold to Credit Suisse First Boston LLC, McDonald Investments Inc., J.P. Morgan Securities Inc. and WaMu Capital Corp. (collectively, the "Underwriters") pursuant to an Underwriting Agreement, dated May 27, 2004, between the Registrant and the Underwriters. The Certificates were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Registrant, as depositor, Wells Fargo Bank, N.A., as trustee, KeyCorp Real Estate Capital Markets, Inc., as master servicer and Lennar Partners, Inc., as special servicer, a form of which is filed as Exhibit 4.1. The Certificates represent interests in a trust fund consisting primarily of a pool of fixed rate commercial mortgage loans (the "Mortgage Loans"). The Mortgage Loans were acquired by the Registrant from (1) Column Financial, Inc. (the "Column Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of June 1, 2004 (the "Column Mortgage Loan Purchase Agreement"), between the Column Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.2, and (2) KeyBank National Association (the "KeyBank Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of June 1, 2004 (the "KeyBank Mortgage Loan Purchase Agreement"), between the KeyBank Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.3.

            Interest on the Certificates will be paid on each Distribution Date (as defined in the Pooling and Servicing Agreement). Monthly payments in reduction of the principal amount of the Certificates will be allocated to the Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.                           Description
-----------             ----------------------------------------

   4.1                  Pooling and Servicing Agreement

   4.2                  Column Mortgage Loan Purchase Agreement

   4.3                  KeyBank Mortgage Loan Purchase Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        CREDIT SUISSE FIRST BOSTON
                                           MORTGAGE SECURITIES CORP.


                                        By: /s/ Jeffrey Altabef
                                            ------------------------------------
                                            Name:  Jeffrey Altabef
                                            Title: Vice President

Date: June 22, 2004

                                  Exhibit Index

                                                                  Paper (P) or
Exhibit No.                      Description                      Electronic (E)
-----------       ----------------------------------------        --------------

   4.1            Pooling and Servicing Agreement                       E

   4.2            Column Mortgage Loan Purchase Agreement               E

   4.3            KeyBank Mortgage Loan Purchase Agreement              E